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                            Eaton Corporation
                     1994 Annual Report on Form 10-K
                                Item 14(c)
                                Exhibit 23
                     Consent of Independent Auditors

We consent to the incorporation by reference in the following Registration Statements and related Prospectuses of our report dated January 27, 1995, with respect to the consolidated financial statements of Eaton Corporation included in this Form 10-K for the year ended December 31, 1994:

Registration
   number                    Description                    Filing date
- ------------  ------------------------------------------ -----------------
33-52333      Eaton Corporation $600,000,000 of Debt
                Securities, Debt Warrants, Common Shares
                and Preferred Shares - Form S-3
                Registration Statement                   February 18, 1994

33-53521      Cutler-Hammer Inc. Savings Plan for
                Certain Hourly Employees - Form S-8
                Registration Statement                   May 6, 1994

33-49393,     Eaton Corporation Stock Option Plans -
33-12842,       Form S-8 Registration Statement          March 9, 1993
2-76349 &
2-58718

33-49777      Eaton Corporation Share Purchase and
                Investment Plan - Form S-8
                Registration Statement                   July 15, 1993

33-49779      Eaton Limited U.K. Savings-Related Share
                Option Scheme (1191) - Form S-8
                Registration Statement                   July 16, 1993

33-15582      Eaton Limited U.K. Savings-Related Share
                Option Scheme - Form S-8 Registration
                Statement                                July 7, 1987

33-2688       Eaton Corporation Shareholder Dividend
                Reinvestment Plan (Including Post
                Effective Amendment No. 1 filed
                February 19, 1986)                       January 15, 1986

2-77090       Eaton Corporation Strategic Incentive and
                Option Plan - Form S-8 Registration
                Statement                                May 10, 1982



                                                      Ernst & Young LLP


Cleveland, Ohio
March 21, 1995
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